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                                                                   EXHIBIT 10.33

                                PROMISSORY NOTE
                                ---------------

$82,500.00                                                  Bellevue, Washington
                                                                January 14, 2000

     For value received, the undersigned promises to pay Pointshare Corporation, a Delaware corporation (the "Company"), at its principal office the principal
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sum of $82,500.00 with interest from the date hereof at a rate of 6.21% per annum, compounded annually, on the unpaid balance of such principal sum. Such principal and interest shall be due and payable according to the schedule provided below.

     This Note, which is full recourse, is secured by a pledge of certain shares of Common Stock of the Company (the "Shares") and is subject to the terms of a
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Pledge and Security Agreement between the undersigned and the Company of even date herewith.

     If prior to payment in full of this Note either (i) the undersigned's employment or consulting relationship with the Company is terminated, or (ii) the undersigned transfers, sells or disposes of any of the Shares, this Note shall be immediately due and payable.

     Principal and interest are payable in lawful money of the United States of America. AMOUNTS DUE UNDER THIS NOTE MAY BE PREPAID AT ANY TIME WITHOUT INTEREST OR PENALTY.

     Should suit be commenced to collect any sums due under this Note, such sum as the Court may deem reasonable shall be added hereto as attorneys' fees. The makers and endorsers have severally waived presentment for payment, protest, notice of protest and notice of nonpayment of this Note.

                                    /s/ Kirk Collamer
                                    ---------------------------
                                        Kirk Collamer

Payment Schedule:
-----------------

Note payments are due one year after the full vesting on each option grant. The payment schedule is as follows:

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#          Vesting             Full          Due Date       Amount Due         Interest          Total Due
        Commencement          Vesting

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
1        12/1/99              11/30/03       11/30/04        $82,500.00        $28,443.16       $110,943.16
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          Totals                                             $82,500.00        $28,443.16       $110,943.16
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